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                                                                    EXHIBIT 10.1

                                 LEASE AGREEMENT

                          TEXAS TOWNHOUSE & CONDOMINIUM
                            OWNERS ASSOCIATION, INC.

                                   AS LANDLORD

                                       and

                                    LINK.COM
                              ---------------------

                                    AS TENANT

                                 DATED: 11-3-99
                                        -------
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                             BASIC LEASE INFORMATION

    Tenant:                          LINK.COM

    Notification Address:            15200 Middlebrook Drive, Suite B
                                     Houston, Texas 77058

    Landlord:                        Texas Townhouse & Condominium Owners
                                     Association, Inc.

    Notification Address:            P.O. Box 890288
                                     Houston, Texas 77289-0288

    Project:                         University Park Business Center
                                     15200 Middlebrook Drive
                                     Houston, TX 77058

    Premises:                        Suite B containing 1,079 square feet in the
                                     Project, as shown on Exhibit "A", attached to this Lease.

    Term: The period beginning on December 1, 1999, the Commencement Date, and ending at 6:00 p.m. on the last day of the November 30, 2000 full calendar month after the Commencement Date. Thus, unless the Commencement Date falls on the first day of a calendar month, the Term will also include the initial partial calendar month immediately following the Commencement Date.

    Base Rent:                       .70 p.s.f. N.N.N. % of Common Area
                                     Maintenance. Tenant pay own electricity.

    Security Deposit:                First Month plus one month security.

    Base Year:                       Calendar year N.A.

    Tax Costs Base Rate:             The rate of Tax Costs per square foot in
                                     the Project for the Base Year.

    Insurance Costs Base Rate:       The rate of Insurance Costs per square foot
                                     in the Project for the Base Year.

    Tenant Improvements:             Any leasehold improvements installed in the
                                     Premises as of the date of this Lease,
                                     together with (and as altered by) the Work
                                     Letter Improvements, if any.

    Tenant Finish Allowance:         N.A.

    Broker:                          N.A.

    Guarantor:                       LINK.COM

    Permitted Use:                   OFFICE

    Utilities:                       HLEP Electric - Approx .10 p.s.f.
                                     average

    C.A.M. % of Square Footage in project: Billed once yearly approximately .15 cents p.s.f.


    The Basic Lease Information is part of the Lease. Each term in the left column is used throughout the Lease as a defined term with the meaning stated in the Basic Lease Information.

    24,320 S.F. in project

    Common Area Maintenance = Refuse, lawn, water, ins, taxes, etc.


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                           COMMERCIAL LEASE AGREEMENT

                                    ARTICLE I

                                    PREMISES

         1.01 Demise of Premises. In consideration of the mutual covenants and agreements set forth in this Lease, and other good and valuable consideration, and subject to all the terms and provisions of this Lease Agreement (hereinafter referred to as the "Lease"). Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises which is situated on the land described in Exhibit "B" attached hereto and made a part hereof for all purposes ("Property").

         1.02 Condition of Premises. Tenant hereby accepts the Premises in their AS IS, WHERE IS, WITH ALL FAULTS condition existing as of the date or the possession hereunder, (save only for Work Letter Agreement; if any) subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises. Tenant shall, at Landlord's request, execute an acceptance of Premises form prior to taking possession thereof. TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR LANDLORD'S AGENT(S) HAS MADE ANY REPRESENTATION OR WARRANTY AS TO THE SUITABILITY OF THE PREMISES FOR THE CONDUCT OF TENANT'S BUSINESS AND TENANT WAIVES ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSES. TENANT EXPRESSLY ACKNOWLEDGES THAT TENANTS OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES. THE TAKING OF POSSESSION OF THE PREMISES SHALL BE CONCLUSIVE EVIDENCE THAT THE TENANT ACCEPTS THE PREMISES AND THAT THE PREMISES WERE IN GOOD CONDITION AT THE TIME POSSESSION WAS TAKEN. IN NO EVENT SHALL LANDLORD BE LIABLE FOR ANY DEFECTS IN THE PREMISES OR FOR ANY LIMITATION ON ITS USE.

         1.03 Use of Premises. Tenant shall have the right to use the Premises as specified in the Basic Lease Information.

         1.04 Compliance. Tenant, at its own expense, will comply with all federal, state, municipal and other laws, ordinances, rules and regulations applicable to the Leased Premises and the business conducted therein by Tenant, including, without limitation, the Americans With Disabilities Act and related state statutes, and will indemnify and hold Landlord harmless from any costs or expenses in connection therewith; will install, remove and alter such fixtures, equipment and facilities in, and make such alterations to, the Leased Premises as may be necessary so to comply; and will furnish and maintain an adequate number of fire extinguishers in good operating condition as may be required by Applicable Law. Tenant will not engage in any activity or permit any nature of construction by Tenant or any other condition at the Leased Premises which would cause Tenant's fire and extended coverage insurance to be canceled, or the rate therefor increased (unless Tenant pays any such increase); will comply with such safety recommendations and loss prevention and loss reduction recommendations as Tenant's insurance carriers may, from time to time, request; will not make any unlawful use thereof; and will not commit any act which is a nuisance or annoyance to Landlord.

         1.05 Rules and Regulations. Tenant agrees to comply with all building rules and regulations or Landlord as attached hereto as Exhibit "C" and incorporated herein by reference and as may be promulgated by Landlord and any protective covenants pertaining to the Property as attached hereto as Exhibit "D" and incorporated herein by reference.

         1.06 Signage. Tenant shall not, without Landlord's prior written consent erect or install any signs upon the Premises. Any signs which Tenant may be permitted to erect or install shall comply with Landlord's established sign criteria. Tenant shall remove all signs at the termination of this Lease at Tenant's sole cost, risk and expense and shall in a workmanlike manner properly repair any damage caused by the removal of Tenant's signs.

                                   ARTICLE II

                                  TERM OF LEASE

         2.01 Initial Term and Commencement. The initial term ("Term") or this Lease shall commence on the Commencement Date, and shall, unless sooner terminated as provided herein, expire as specified in the Basic Lease Information.

         2.02 Delay in Commencement. In the event that the Premises should not be ready for occupancy by the Commencement Date for any reason, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof and, unless such delay is due to the act or omission of Tenant, this Lease shall be effective only from the time that the Premises became ready for occupancy by Tenant. In such event, Landlord shall notify Tenant or the date that the Premises will be ready for occupancy and such date shall be the Commencement Date or this Lease. If the Premises are not ready for occupancy by the Commencement Date due in whole or in part to the act or omission of


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Tenant, then the Commencement Date of this Lease shall not be delayed pursuant to this Paragraph 2.02.

         2.03 Early Possession. In the event that Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date of the term, such occupancy shall be subject to all provisions of this Lease, including, but not limited to, payment of Rent. Said early possession shall not advance the Termination Date of this Lease. Subject to prior written approval by Landlord, Tenant may be permitted to enter the Premises for the sole purpose or making approved improvements in the Premises without payment, of rent during the construction period prior to the Commencement Date.

         2.04 Delivery or Possession. Tenant shall be deemed to have been delivered possession of the Premises upon the earliest to occur of any of the following: (a) Landlord delivers or tenders delivery for possession of the Premises to Tenant; (b) upon a Certificate from the Landlord's architect or contractor, or from Landlord or from the City of Houston Public Works Department inspectors (or the applicable government department) that the Premises are ready for occupancy; or (c) partial occupancy or use of the Premises by Tenant; or (d) Certificate of Occupancy is granted by proper governmental authority.


                                   ARTICLE III

                                      RENT

         3.01 Payment of Rent. Tenant shall pay to Landlord the Base Rent as specified in the Basic Lease Information in advance and without demand on the first day of each calendar month throughout the Term. Tenant shall pay the first installment of Base Rent upon execution of this Lease. Monthly installments for any partial calendar month of the Term shall be pro rated.

         3.02 Security Deposit. Concurrently with Tenant's execution of this Lease. Tenant has deposited the Security Deposit as specified in the Basic Lease Information to secure the faithful performance by Tenant of all the covenants and conditions contained in this Lease.

         3.03 Application of Security Deposit. The Security Deposit shall be applied as follows:

         (a) In the event of the occurrence of an Event of Default, as hereinafter defined, by Tenant hereunder, Landlord, at its sole option, may cause the forfeiture of the Security Deposit as provided in Section 12.03 hereinafter, or apply the Security Deposit to cure such Event of Default. Landlord shall not be required to apply the Security Deposit to past due rent.

         (d) The Security Deposit shall be returned to Tenant, less damages or unpaid obligations owed by Tenant to Landlord pursuant to this Lease within sixty (60) days of the expiration of the Term hereof, together with an itemized list of deductions.

         (e) Landlord may deliver the Security Deposit to any purchaser of Landlord's interest in the Premises in the event that such interest be sold, whereupon Landlord shall be discharged from further liability with respect thereto. Tenant shall not be entitled to any interest on the Security Deposit, and Landlord shall have the right to commingle the Security Deposit with other funds of Landlord.

         (f) The Security Deposit shall not be considered an advance payment of Rent or a measure of Landlord's damages in case of default by Tenant.

         (g) Should the Security Deposit be applied to cure an Event of Default. Tenant shall reimburse Landlord for the amount so applied within ten (10) days after notice to Tenant of such application.

         3.04 Rent. The term "Rent" as used in this Lease shall mean Base Rent plus all other amounts provided for in this Lease to be paid by Tenant, all of which shall constitute rental in consideration for this Lease and the leasing of the Premises.

         3.05 Late Charges. All past due installments of rent or other payments, charges, costs or damages due from Tenant to Landlord shall bear interest at the rate of 18% per annum or the maximum rate of interest allowed by law from date due until paid if such rate is lower than 18% per annum. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease and in addition to interest charges, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. If any check from Tenant to Landlord is returned unpaid by Tenant's bank for any reason whatsoever. Landlord shall have the right, in its sole and absolute discretion, to require all future payments to be made by cashier's check or money order for such period as Landlord deems necessary or desirable. Other remedies notwithstanding, if


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the monthly rental payment is not received by Landlord on or before the fifth
(5th) day of each month for which rent is due, or if any other payment due Landlord by Tenant is not received by Landlord on or before the fifth (5th) day of the month next following the month in which Tenant was invoiced an initial service charge of twelve percent (12%) of such past due amount shall become due and payable in addition to such amounts owed under this Lease. In addition, if the monthly rental payment is not received by Landlord on or before the fifteenth (15th) day of the month for which rent is due, or if any other payment due Landlord by Tenant is not received by Landlord on or before the fifteenth (15th) day of the month next following the month in which Tenant was invoiced, an additional service charge of twelve percent (12%) of such past due amount shall become due and payable in addition to such amounts owed under the Lease and the initial service charge. Payment of such interest and service charges shall not excuse or cure any default by Tenant under this Lease.

         3.06 Place and Manner of Payment. Rent and any other payment required to be made to Landlord shall be made to the address specified in the Basic Lease Information or elsewhere in the United States of America as Landlord may from time to time designate in writing, in legal Lender for the payment or public and private debts without notice or demand, and without abatement, reduction, or deduction therefrom (except as provided in Sections 10.01 and 10.02). For purposes of establishing venue in any proceeding relating to this Lease, all such amounts shall be deemed payable in Harris County, Texas, where exclusive venue shall lie. Failure by Tenant to pay Rent shall constitute a default hereunder, and shall give rise to all remedies available to Landlord under this Lease, in equity and at law for non-payment of rent.

                                   ARTICLE IV

                                      TAXES

         4.01 Personal Property Taxes. Tenant shall pay before the same become delinquent all taxes which may be charged, assessed, or imposed upon all fixtures, equipment and other personal property located in or on the Premises, and Tenant shall pay all license fees, sales taxes and other taxes which may be imposed upon the business of Tenant conducted upon the Premises.

         4.02 Definition or "Real Property Taxes". As used herein, the term "real property taxes" shall include any form or assessment, license fee, rent tax, rent sales tax, levy, penalty, or tax, (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school; agricultural, lighting, drainage or other improvement, district, thereof, as against any legal or equitable interest of Landlord in the Premises or in the Property of which the Premises are a part, as against the Landlord's right to rent or other income therefrom, or as against Landlord's business or leasing the Premises.

         4.03 Joint Assessment of "Real Property Taxes". If the Property is not separately assessed. Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be available. Landlord's determination thereof shall be conclusive.

         4.04 Payment of Real Property Taxes. Landlord shall pay all real property taxes applicable to the Property; provided, however, that Tenant shall pay during the term hereof as Additional Rent. Tenant's pro rata share of the amount of the increases, if any, by which real property taxes applicable to the Property increases over and above the amount being paid by Landlord in the Base Year. Tenant shall pay Tenant's pro rata share of the amount or such real property Lax increases within thirty (30) days after receipt of Landlord's written statement setting forth the amount of such increase. Landlord's determination of the amount due shall be conclusive. If the term of this Lease shall not expire concurrently with the expiration period covered by such real property taxes, Tenant's liability for the amount or the increased real property taxes shall be prorated on an annual basis.

         4.05 Increase In "Real Property Taxes". Notwithstanding the provisions of this Article IV, Tenant shall pay any increase in "real property taxes" resulting from any and all improvements of any kind whatsoever placed on or in the Premises for the benefit of or at the request of Tenant regardless of whether said improvements were installed or constructed either by Landlord, or Tenant, except those items included with the original Premises.

                                    ARTICLE V

                                    UTILITIES

         5.01 Utilities. Landlord shall provide normal utility service connection to the Premises. Tenant, at its sole expense, for its sole account and at all times shall make all arrangements, contracts, deposits and payments required for any utility services, gas, water, sewer, electricity, lighting, air conditioning, heating, telephone service, security services, janitorial services, trash pickup, and other services of any kind which may be desired by Tenant. Under no


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circumstances will Landlord be liable for interruptions or failure in the supply of any such utilities, nor shall such interruptions or failure constitute an eviction or disturbance of Tenant's use or possession of the Leased Premises, or a breach by Landlord of any of its obligations hereunder or entitle Tenant to be relieved from any of its obligations hereunder (including monetary obligations).

                                   ARTICLE VI

                             REPAIRS AND MAINTENANCE

         6.01 Maintenance by Landlord. Landlord shall at its expense maintain only the roof, foundation and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass and all doors) of the building in good repair and condition, except for reasonable wear and tear and repairs occasioned by the act or negligence of Tenant, its agents, employees or invitees. Tenant shall repair and pay for any damage caused by Tenant's negligence or default hereunder or resulting from any forced entry or break-in at the demised Premises. Tenant shall immediately give written notice to Landlord of the need for repairs, and Landlord shall proceed promptly to make such repairs after having had reasonable opportunity. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections.

         6.02 Maintenance by Tenant. Tenant shall, at its own cost and expense, maintain all other parts of the building and other improvements on the demised Premises (including the area located at the rear of the demised Premises) in good repair and condition (including all necessary replacements), including, but not limited to, all windows, window glass, plate glass, all doors, plumbing lines, pipes and fixtures, including sanitary sewer lines to the point of connection with the main sewer line serving the demised Premises and all water lines from the meter to the demised Premises, air conditioning and heating systems, ducts and equipment, electrical lines, fixtures and equipment, including provisions for electrical service to the demised Premises, and regular removal of debris. Tenant shall take good care of the demised
Premises and suffer no waste, and Tenant shall keep the parking areas, driveways and alleys adjacent to the demised Premises in a clean and sanitary condition. Should Tenant neglect to make any repairs or perform any maintenance required herein within ten (10) days after written notice from Landlord, then Landlord shall have the right (but not the obligation) to make such repairs without liability to Tenant for any loss or damage which may result to its stock or business by reason of such repairs, and any reasonable costs therefor shall be charged to Tenant as Additional Rent and shall be payable by Tenant with the payment of rental next due hereunder. At the termination of this Lease, Tenant shall deliver up the demised Premises in the same good order and condition as existed at the beginning date of this Lease, ordinary wear and tear, natural deterioration beyond the control of Tenant, and damage by fire, tornado or other casualty alone excepted.

                                   ARTICLE VII

                            ASSIGNMENT AND SUBLETTING

         7.01 Landlord's Assignment. Landlord shall have the right to transfer and assign in whole or in part, by operation of law or otherwise. Its rights and obligations under this Lease whenever Landlord, in its sole judgment, deems it appropriate without any liability to Tenant and Tenant shall attorn to any party to which Landlord transfers the Leased Premises.

         7.02 Tenant's Assignment and Subleasing. Tenant shall not assign its rights under this Lease or sublease any part of the Premises, or permit any licensee or concessionaire to operate in or out of the premises, without the prior written consent of the Landlord. Should Landlord consent to any such assignment, sublease, license or concession, any rent (including, without limitation, any percentage rent included therein) received by Tenant therefrom in excess of the Rent allocable to the area so assigned or sublet shall be paid to Landlord immediately upon receipt by Tenant. No assignment or subletting by Tenant or any license or concession arrangement shall relieve Tenant of any obligation under this lease. Any attempted assignment or sublease by Tenant or any license or concession arrangement in violation of the terms and covenants of this Section shall be void and shall constitute a material breach of this Lease.

                                  ARTICLE XIII

                 INSURANCE, WAIVER OR SUBROGATION, AND INDEMNITY

         8.01 Tenant's Insurance. Tenant shall provide public liability and property damage insurance for its business operations on the Leased Premises in the amount of $1.000,000.00 which policy shall cover the Landlord as well as the Tenant. Said Insurance policies required to be provided by Tenant herein shall name Landlord as an insured and shall be issued by an insurance company approved by Landlord. Tenant shall provide Landlord with certificates of insurance evidencing the coverage required herein. Tenant shall be solely responsible for fire and casualty insurance on Tenant's property on or about the Leased Premises. If Tenant does not maintain such insurance in full force and effect. Landlord may notify Tenant of such failure and if Tenant does not deliver to Landlord within ten (10) days after such notice certification showing all such insurance to be in full force and effect, Landlord may at his option take out


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the necessary insurance to comply with the provision hereof and pay the premiums on the items specified in such notice, and Tenant covenants thereupon on demand to reimburse and pay Landlord any amount so paid or expended in the payment of the Insurance premiums required hereby and specified in the notice, with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by Landlord until repaid by Tenant.

         8.02 Property Insurance. Landlord may at its election, obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Project in an amount of 80% (or such other percentage as Landlord elects or as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the replacement value thereof, less applicable deductions, providing protection against all perils included within the classification of fire and extended coverage; such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the Premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. The proceeds of any such insurance shall be for the sole benefit of Landlord, under its sole control and shall be paid to Landlord. Landlord shall not be obligated in any way or manner to insure any personal property (including but not limited to, any furniture, machinery, goods or supplies) of Tenant or which Tenant may have upon or within the Premises or any fixtures installed by or paid for by Tenant upon or within the Premises or any additional improvements which Tenant may construct on the Premises. Tenant shall pay during the term hereof, as Additional Rent, Tenant's pro rata share of the annual amount of the increase, if any, by which the premiums for the insurance exceed the amount of insurance premiums paid by Landlord for the Base Year. The term "property insurance premium" shall include the total annual insurance premiums which accrue on all casualty insurance, public liability and property damage insurance, rent loss insurance and other insurance which, from time to time, may at Landlord's election be carried by Landlord with respect to the Property and its operation during any applicable calendar year (or portion thereof) occurring during the term of this Lease. Tenant shall pay such premium increases to Landlord within thirty (30) days after receipt by Tenant of Landlord's written statement setting forth the amount of such increase. Landlord's determination of the amount due shall be conclusive. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Tenant's liability for the amount of the premium increases shall be prorated on an annual basis.

         8.03 Indemnity By Tenant and Landlord. Except for injury, death or property damage resulting from the negligence of Landlord for which Landlord is legally liable. Tenant agrees to expressly indemnify and save Landlord harmless from all claims (including costs and expenses of defending against such claims) arising or alleged to arise from any act or omission of Tenant or Tenant's agents, employees of contractors, or resulting from any injury to any person or damage to any property of any person occurring during the term of this Lease in the Project or in the Leased Premises. Tenant agrees to use and occupy the Premises and other facilities of the Project at its own risk and hereby releases Landlord, its agents or employees, from all such claims for any damage or injury to the full extent permitted by law.

         Except for injury, death or property damage resulting from the negligence of Tenant for which Tenant is legally liable, Landlord agrees to expressly indemnify and save Tenant harmless from all claims (including costs and expenses of defending against such claims) arising or alleged to arise from any act or omission of Landlord or Landlord's agents, employees or contractors or resulting from any injury to any person or damage to any property of any person occurring during the term of this Lease in the Project or in the Premises and other facilities of the Project and hereby releases Tenant, its agents or employees, from all such claims for any such damage or injury to the full extent permitted by law.

         8.04 Waiver of Right of Recovery. Neither Landlord nor Tenant shall be liable to the other, or to any insurance company (by way of subrogation or otherwise) insuring the other Party, for any loss or damage to any building, structure, improvement or other tangible property, or liability for personal injury, or loss under workmen's compensation laws and benefits even though such loss or damage might have been occasioned by the negligence of such party or its agents or employees. However, if by reason of the foregoing waiver, either party shall be unable to obtain any such insurance, such waiver shall be deemed not to have been made by either party. Further, if by reason of the foregoing waiver, either party shall be unable to obtain any such insurance without the payment of an additional premium therefore, then, unless the party claiming the benefit of such waiver shall agree to pay such party for the cost of such additional premium, within thirty (30) days after notice thereof, setting forth such additional premium requirement and the amount of such additional premium, such waiver shall be or no force and effect between either party,

         8.05 Landlord Not Responsible for Acts of Others. Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying space adjoining the Premises, or any part thereof or adjacent to or connected to the Premises or any other part of the Project or otherwise, or for any loss or damage resulting to Tenant, or those claiming by, through or under Tenant, and their respective property, from the breaking, bursting, stoppage or leaking of any electrical cables or wires, or water, gas, sewer, heating, air-conditioning or steam pipes, lines, ducts or vents. To the maximum extent permitted by law, Tenant agrees that it



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shall use and occupy the Premises, and such other portions of the Project as
Tenant shall use at its own risk.

                                   ARTICLE IX

                          IMPROVEMENTS AND ALTERATIONS

         9.01 Construction by Landlord. Landlord will construct at his sole cost and expense the Project shell including parking areas, exterior lighting and landscaping in which the Leased Premises are to be located.

         9.02 Tenant's Plans and Specifications. Tenant shall prepare and present to Landlord plans and specifications for the work to be done as shall be required to finish the Leased Premises in accordance with Tenant's needs and desires ("Work Letter Agreement") attached hereto as Exhibit "E" and incorporated herein by reference. Such Tenant Work shall include only costs for actual improvements and fixtures to Landlord's Project and shall not include expenditures for Tenant's trade fixtures, equipment, moving expense or similar items not constituting permanent improvements to Landlord's Project. Such plans and specifications shall be subject to Landlord's written approval. In the event such plans and specifications, as submitted, fail to meet with Landlord's immediate approval. Landlord shall promptly notify Tenant of those particular matters to which Landlord objects and how the same may be amended or corrected in order to meet with Landlord's approval. Upon receipt of any such notice from Landlord, Tenant shall promptly cause such plans and specifications to be revised in such manner as shall be requisite to obtaining Landlord's final approval of the same, which revised plans shall be forthwith submitted for Landlord's approval. When Landlord and Tenant have finally approved Tenant's Plans and Specifications, Landlord hereby expressly reserving the right, in Landlord's reasonable discretion and judgment, to approve all Tenant finish work, which approval shall not be unreasonably withheld or delayed, the same shall become a part hereof and shall be incorporated herein by reference for all purposes as Exhibit "F". Landlord shall pay without reimbursement, from Tenant, up to, but not in excess of the amount specified in the basic lease information for improvements to the Leased Premises. Any costs in excess of this allowance of the Tenant Finish Allowance shall be paid directly by Tenant.

         9.03 Tenant's Alterations. Upon Landlord's reasonable consent, Tenant may from time to time if Tenant shall not then be in default), at its own expense alter, renovate, or improve the Premises, provided such work be performed in a good and workmanlike manner by contractors and subcontractors approved by Landlord, in accordance with accepted building practices and applicable laws and so as not to adversely affect or lessen the value of the Premises. Prior to the commencement of any such work, Tenant, shall obtain Landlord's prior written approval of the plans and specifications therefor and the selection of contractors and subcontractors and shall satisfy Landlord's requirements for bonding, insurance, and Landlord's other contractor requirements. Failure by Tenant to complete any work approved and commenced as provided hereunder within the time periods specified by Landlord in its approval shall constitute a material breach of this Lease.

         9.04 Ownership at Termination of Lease. Any and all alterations, additions, improvements and fixtures which may be made or installed by either Landlord or Tenant upon the Premises and which in any manner are permanently attached to the floor, walls, or ceilings (including without limitation any air-conditioning, heating, and kitchen equipment) shall at the expiration or termination of this Lease automatically become the property of the Landlord without reimbursement to Tenant therefor, shall remain upon the Premises and shall be surrendered with the Premises as a part thereof. Tenant's trade fixtures, furniture, and equipment which may be installed in the Premises prior to or during the Term hereof at the cost of Tenant and which are not attached to the floors, walls, or ceilings shall not be deemed to become a part of the Premises and may be removed by Tenant from the Premises upon the expiration of termination or this Lease if, but only if, (a) Tenant is not then in default hereunder and (b) such removal will not damage the Premises or any improvements, or if such removal will damage the Premises or any improvements, Tenant repairs any and all such damage. If Tenant does not remove any such trade fixtures, furniture and equipment prior to the expiration or termination or this Lease they shall automatically become the property of Landlord.

                                    ARTICLE X

                      DAMAGE, DESTRUCTION, OR CONDEMNATION

         10.01 Damage and Repair. If the Premises are partially damaged or destroyed by fire or other casualty so as to render the premises untenantable in whole or in part for more than Ten (10) consecutive business days, the Rent provided for hereunder shall abate from the expiration of such Ten (10) business day period pro rata as to the portion of the Premises rendered untenantable until such time as the Premises are made tenantable, as determined by Landlord. The Premises shall be deemed to have been rendered untenantable by casualty only if following such casualty, Tenant is not able to use the Premises substantially for the purposes for which the Premises were used prior to such casualty. Any such abatement shall automatically extend the Term for the duration or such abatement. Subject to the following sentence to the extent insurance proceeds are made available therefor, Landlord agrees (subject to the requirement of


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

any "Security Documents" or "Landlord's Mortgagee") to commence and prosecute necessary structural repairs promptly and with reasonable diligence, provided, however, that Landlord shall have no obligation to make any such Repairs with respect to casualties occurring during the final two (2) years of the Term. If such damage or destruction will result in the Premises being untenantable in substantial part for a period reasonably estimated by Landlord to be six 16) months or longer and Landlord decides not to rebuild, then all Rent owed up to the date of such damage or destruction shall be paid by Tenant, and this Lease shall terminate upon notice thereof to Tenant. Landlord shall give Tenant written notice of its decisions, estimates, or elections under this Section within sixty (60) days after any such damage or destruction. The foregoing provisions of this Section 10.01 notwithstanding, if any such damage or destruction described in this Section results in whole or in part from the acts, negligence or omissions of Tenant, its agents, employees, contractors, subcontractors, invitees, customers, licensees or concessionaires, this Lease shall continue In full force and effect with no abatement of Rent, whether or not Landlord elects to make necessary structural repairs (which Landlord shall have no obligation to do).

         10.02 Condemnation. If the Premises, or any part thereof, shall be taken or condemned for any public purpose (or conveyed in lieu or in settlement thereof) to such an extent as to render the remainder or the Premises, in the opinion of Landlord, not reasonably suitable for Tenant's occupancy or continued use, as authorized in this Lease, then this Lease shall, at the option of Landlord, forthwith cease and terminate, and all proceeds from any taking or condemnation of the Premises shall belong to and be paid by Landlord. If this Lease is not so terminated, Landlord shall repair any damage resulting from such taking, to the extent and in the manner provided in Section 10.01 of this Article, and Rent hereunder shall (a) be abated to the extent the Premises are rendered untenantable during the period of repair, and (2) thereafter be adjusted on an equitable basis considering the areas of the Premises taken and remaining.

                                   ARTICLE XI

                               MORTGAGE FINANCING

         11.01 Subordination. The rights and interests of Tenant under this Lease and in and to the Premises shall be subject and subordinate to all deeds of trust, mortgages and other security instruments and to all renewals, modifications, consolidations, replacements, and extensions thereof (the "Security Documents") heretofore or hereafter executed by Landlord covering the Premises or any parts thereof, but the holder ("Landlord's Mortgage") of such Security Documents shall have the right at any time to elect to make this Lease superior to such Security Documents.

         11.02 Attornment. In the event any proceedings are brought for foreclosure, or in the event of exercise of the power or sale or any conveyance or deed in lieu or foreclosure under any mortgage or deed of trust made by Landlord covering the Premises, the Tenant shall, if requested, attorn to the purchaser upon any such foreclosure or sale and shall recognize such purchase as Landlord under this Lease.

         11.03 Notice to Landlord's Mortgagee. Tenant shall, if requested by any Landlord's Mortgagee, deliver to Landlord's Mortgagee a copy of all notices given to Landlord hereunder. Landlord's Mortgagee shall have the right (but not the obligation) to cure any defaults of Landlord hereunder.

         11.04 Further Assurances. Tenant shall, upon the request of Landlord and/or the holder of any mortgage on the Premises, or any part thereof, execute and deliver such instruments as may be required by Landlord and such holder to make this Lease either superior or subordinate to any mortgages, deeds or trust, ground leases, or any financing covering the Premises or any part thereof.

                                   ARTICLE XII

                    EVENTS OF DEFAULT AND LANDLORD'S REMEDIES

         12.01 Events of Default. Each or the following acts, omissions, or occurrences shall constitute an "Event of Default" and a material breach of this Lease:

         (a) Failure by Tenant to pay timely any Rent or other payments required to be paid hereunder.

         (b) Failure by Tenant to perform or observe any other covenant, condition or provision or this Lease to be performed or observed by Tenant upon the expiration of ten (10) days after written notice to Tenant of such failure,

         (c) The adjudication of Tenant to be Insolvent, the institution of an order for relief with respect to Tenant, or the filing or execution or occurrence of: a petition in bankruptcy or other insolvency proceeding by or against Tenant; a petition or answer seeking relief by or against Tenant under any provision of the federal or state bankruptcy laws or any similar law; an assignment (or the benefit of creditors or a composition: Tenant's taking any action, or permitting any action to be taken under any bankruptcy, Insolvency, reorganization, or rehabilitation law or proceeding, or a petition or other proceeding by or against Tenant for the appointment of a trustee, custodian, receiver, or liquidator of Tenant or any of Tenant's property or a proceeding by any governmental authority for the dissolution or proceeding against Tenant is dismissed or stayed within thirty (30) days thereafter.

         (d) The occurrence of any of the items described in paragraph (c) above with respect to any guarantor of this Lease.

         (e) A substantial change in the ownership or management of Tenant, or the sale or transfer by Tenant of a significant portion of Its assets.

         (f) Abandonment or vacating of the Premises or any significant portion thereof.

         (g) Determination by Landlord that Tenant has allowed any liens to be filed against the Premises.

         12.02 Abandonment. Tenant's absence from the Premises for seven (7) consecutive business days while all or any portion of the Rent is in default shall be deemed an abandonment of a substantial portion of the Premises. Nothing herein shall prevent Landlord or its agent from removing the contents of the Premises when Tenant has abandoned them. Tenant shall be liable for, among other things, all expenses and reasonable storage charges after the abandonment, whether the contents remain on the Premises or be removed by Landlord. In addition, the vacating or all or a substantial portion of the Premises by Tenant shall constitute abandonment by Tenant, whether or not Tenant is in default of rental payments.

         12.03 Landlord's Remedies.

         (a) Upon the occurrence of any Event, of Default. Landlord may, at its option, in addition to any and all other rights, remedies, or recourses available to it. hereunder or at law or In equity, do any one or more of the following: (i) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to the Landlord, (ii) Enter upon and take possession of the Premises and Tenant's property located therein and expel or remove Tenant and any other occupant therefrom, with or without having terminated the Lease, (iii) Cause the forfeiture of the Security Deposit, if any, at its discretion alter locks and other security devices at the Premises, (iv) Apply the Security Deposit, if any, at its discretion, without diminishing or affecting any of Tenant's obligations for the payment of Rent or otherwise without any further accountability to Tenant.

         (b) Exercise by Landlord of any one or more remedies herein granted or otherwise available shall not be deemed to be an acceptance or surrender of the Premises by Tenant, whether by agreement or by operation or law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of security devices and no removal or other exercise or dominion by Landlord over the property of Tenant or others at the Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any Event of Default, to (the aforesaid exercise of dominion over Tenant's property within the Premises. All claims for damages for reason of such re-entry and/or repossession and/or alteration or locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings, or other legal process.

         (c) If Landlord terminates this Lease by reason of an Event of Default, then Tenant shall remain liable for all Rent, any other item of Rent, and all other indebtedness accrued to the date of such termination, plus, as damages, an amount of money equal to the amount (if any) by which (i) the total Rent and all other payments due for the balance of the original Term exceed, (ii) the fair market rental value of the Premises for the balance of the original Term, as of the occurrence of the Event or Default, such excess to be discounted at the rate of 10% per annum to present value.

         (d) If Landlord elects to repossess the Premises without terminating this Lease, then Tenant shall be liable for and shall pay to Landlord all Rent, and all other indebtedness accrued to the date of such repossession, plus all Rent, additional rent and other sums required to be paid by Tenant to Landlord over the remainder of the original scheduled Term. diminished by any net sums thereafter received by Landlord through reletting or the Premises during such period (after deducting expenses incurred by Landlord as hereinafter provided). Such amounts shall be paid by Tenant to Landlord in monthly installments on the first day of each calendar month during the remainder of the original scheduled Term. In no event shall Tenant be entitled to any excess or any net sums obtained by reletting over and above the amounts required to be paid by Tenant under this Lease. Actions to collect amounts due by Tenant as provided in this paragraph may be brought from time to time on one or more occasions, without the necessity of Landlord's waiting until the expiration of the original scheduled Term.

         (e) In case of an Event of Default, Tenant shall also be liable for and shall pay to Landlord upon demand, in addition to any other sums provided to be paid hereunder; brokers' fees incurred by Landlord in connection with reletting all or any portion of the Premises; the costs of removing and storing Tenant's or other occupant's property found in the Premises; the costs or repairing, altering, remodeling or otherwise putting the Premises into their original condition at the inception of this Lease; and all reasonable expenses incurred by Landlord in enforcing Landlord's remedies, including reasonable attorneys' fees.

         (f) in the event of any such reletting, Landlord may relet the whole or any portion of the Premises for any period, to any tenant, for any rental and for any use and purpose.

         (g) The following provisions shall override and control any conflicting provisions of Section 93.002 of the Texas Property Code of 1990, as well as any successor statute governing the right of a landlord to change the door locks of commercial tenants. In the event an Event of Default occurs, Landlord is entitled and is hereby authorized, without any further notice to Tenant whatsoever, to enter upon the Premises by use of a master key, a duplicate key, or other peaceable means, and to change, alter, and/or modify the door locks on all entry doors of the Premises, thereby permanently excluding Tenant and its officers, principals, agents, employees and representatives therefrom. In the event that Landlord has either permanently repossessed the Premises pursuant to the foregoing provisions of this Lease, or has terminated this Lease by reason of Tenant's default, Landlord shall not thereafter be obligated to provide Tenant with a key to the Premises at any time, regardless of any amounts subsequently paid by Tenant provided, however, that in any such instance, during Landlord's normal business hours; and at the convenience of Landlord, and upon receipt of written request from Tenant accompanied by such written waivers and releases as Landlord may require, Landlord will (at Landlord's option) either (i) escort Tenant or its authorized personnel to the Premises to retrieve any personal belongings or other property of Tenant not subject to the Landlord's statutory lien or the lien and security interest described in Section 14.09 or this Lease, or
                  (ii) obtain a list from Tenant of such personal property as Tenant intends to remove, whereupon Landlord shall remove such property and make it available to Tenant at a time and place designated by Landlord. However, if Landlord elects option
                  (ii), Tenant shall pay, in cash, in advance, all costs and expenses estimated by Landlord to be incurred in removing such property and making it available to Tenant and all moving and/or storage charges theretofore incurred by Landlord with respect to such property. If Landlord elects to exclude Tenant from the Premises without permanently repossessing or terminating pursuant to the foregoing provisions of this Lease, then Landlord shall not be obligated to provide Tenant a key to re-enter the Premises until such time as all delinquent Rent and other amounts due under this Lease have been paid in full and all other defaults, if any, have been completely cured to Landlord's satisfaction (if such cure occurs prior to any actual permanent repossession or termination), and Landlord has been given assurance reasonably satisfactory to Landlord evidencing Tenant's ability to satisfy its remaining obligations under this Lease. During any such temporary period or exclusion, Landlord will, during Landlord's regular business hours and at Landlord's convenience, upon receipt of written request from Tenant (accompanied by such written waivers and releases as Landlord may require), escort Tenant or its authorized personnel to the Premises to retrieve personal belongings of Tenant or its employees, and such other property of Tenant as is not subject to the Landlord's statutory lien and security interest described in section 14.09 of this Lease. All rights and remedies of Landlord shall be cumulative and not exclusive. Landlord shall be entitled to pursue simultaneously multiple or alternative remedies, at any time to abandon or resume pursuit of any remedy, and at, any time to pursue additional remedies.

         12.04 Non-Waiver; Time of Essence. No consent or waiver, express or implied, by Landlord to or of any breach in the performance or observance by Tenant of any of the covenants, conditions or provisions in this Lease shall be Construed as a consent of waiver to or of any other breach in the performance or observance by Tenant, of the same or any other covenant, condition or provision. Neither failure on the part or Landlord to complain of any action or non-action on the part of Tenant or to declare Tenant in default, no matter how long such failure may continue, nor acceptance of rental or other sums from Tenant after any such breach, shall be deemed to be a waiver by Landlord of any of its rights hereunder, except as otherwise specifically provided herein. Time is of the essence with respect to the performance and observance by Tenant of every covenant, condition and provision of this Lease in which time of performance is a factor.

                                  ARTICLE XIII

                             ENVIRONMENTAL COVENANTS

         13.01 Compliance. Tenant shall not, and shall not permit any other person to, use any portion of the Premises for any activity involving, directly or indirectly, the use, production, storage, handling, transfer, refinement, treatment, processing, transport, generation, removal, remediation, manufacture, discharge, release or disposal or any Hazardous material, except those chemicals, lubricants and cleaning fluids approved by Landlord and used and stored in compliance with all legal requirements.

         13.02 Definitions. For purposes of this Agreement, "Hazardous Materials" shall mean petroleum and petroleum by-products; any pollutant; any contaminant; any flammable, explosive, or radioactive material; any hazardous waste, toxic substance, or related material; and any other substance or material defined or designated as a hazardous or toxic substance, material, or waste by any legal requirement applicable to the use of or any activity conducted upon the Premises or the removal of which is required, or the manufacture, use, maintenance, storage, ownership, or handling of which is restricted, prohibited, regulated, or penalized by any legal requirement applicable to the use of or any activity conducted upon the Leased Premises, and shall include:

         (i) those substances included within the definition of "hazardous substances," "extremely hazardous," "hazardous materials," "hazardous waste," "toxic substances" or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq., the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11001-11050, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C.
         Section 1801 et seq., and in the regulations adopted and promulgated pursuant to said laws;

         (ii) those substances listed in the United States Department of Transportation Table (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 C.F.R. Part 302 and amendments thereto);

         (iii) such other substances, materials, and wastes which are regulated under any legal requirement applicable to the use of or any activity conducted upon the Leased Premises, or which are classified as hazardous or toxic under any legal requirement applicable thereto;

         (iv) any substance which contains polychlorinated byphenyls (PCBs), and any asbestos or asbestos containing substance; and

         (v) any waste, substance, or materials that exhibit any of the characteristics enumerated in 40 C.F.R. Sections 261.20-261.24, inclusive, or any "extremely hazardous" substance listed under Section 302 of the Superfund Amendment And Reauthorization Act of 1986 ("SARA") that are present in excess of or equal to threshold planning or reportage quantities defined under SARA.

         13.03 Indemnification. Tenant shall defend, indemnify and hold Landlord and Landlord's officers and directors harmless from any and all liabilities, claims, actions, demands, costs or expenses (including, without limitation, attorneys' fees and expenses) of any and every kind whatsoever which may now or in the future be paid, incurred or suffered by or asserted against Landlord with respect to, or as a direct or indirect result of, Hazardous Materials contamination caused by Tenant or any of Tenant's employees, servants, agents, partners, directors, officers, shareholders, contractors, subcontractors, successors or assigns. Landlord shall defend, indemnify and hold Tenant and Tenant's officers and directors harmless from any and all liabilities, claims, actions, demands, costs or expenses (including, without limitation, attorneys' fees and expenses) of any and every kind whatsoever which may now or in the future be paid, incurred or suffered by or asserted against Tenant with Hazardous Materials contamination caused by Landlord or any of Landlord's employees, servants, agents, partners, directors, officers, shareholders, contractors, subcontractors, successors or assigns but not by Landlord's tenants or predecessors-in-interest.

                                   ARTICLE XIV

                                  COMMON AREAS

         14.01 Definitions. The phrase "Common Areas" means all areas and facilities outside the Premises, whether or not located on the Property that are provided and designated for general use and convenience of Tenant and other tenants and their respective officers, agents and employees, customers, licensees, visitors and invitees. Common Areas include (but are not limited to) pedestrian sidewalks, landscaped areas, roadways, driveways and parking areas. Landlord reserves the right from time to time to make changes in the shape, size, location, number, and extent of the land and improvements constituting the Common Areas. Landlord may designate, from time to time, additional land for use as a part thereof, and any additional land so designated by Landlord for such use shall be included until such designation is revoked by Landlord. Nothing this paragraph or elsewhere in this Lease shall be construed as constituting the Common Areas, or any part thereof, as part of the Premises.

         14.02 Maintenance. During the term of this Lease, Landlord shall operate, manage and maintain the Common Areas so that they are clean and free from accumulations of debris, filth, rubbish, and garbage (other than normal Tenant trash pick-up which is a Tenant responsibility). The manner in which such Common Areas shall be so maintained, and the expenditures for such maintenance, shall be at the sole discretion of Landlord, and the use of the Common Areas shall be subject to such reasonable regulations and changes therein as Landlord shall make from time to time, including (but not by way of limitation) the right to close from time to time, if necessary, all or any portion of the Common Areas to such extent as may be legally sufficient, in the opinion of Landlord's counsel, to prevent a dedication thereof or the accrual of rights of any person or the public therein. Landlord shall also have the right to contract for dumpsters and normal trash pick-up for the Property, and Tenant shall pay Tenant's pro rata share of the cost for such service in such intervals as Landlord shall invoice Tenant for same.

         14.03 Common Area Maintenance Costs. Tenant hereby agrees to pay, in the manner as provided herein for the payment of Rent, throughout the original and any extended term of this Lease. Tenant's pro rata share of Common Area Maintenance Costs paid or to be paid by Landlord, as described below:

         (a) The term "Common Area Maintenance Costs" shall mean all costs and expenses of every kind paid or incurred in connection with the operation and upkeep, of the Common Areas within the Property, including without limitation, the costs of cleaning and landscaping the Common Areas and where necessary the costs of improving, repairing or replacing any of the common facilities comprising the Common Areas or common improvements in the vicinity of the Property (as determined by Landlord) and the cost of policing and protecting same. In addition to the foregoing, the Common Area Maintenance Costs shall include maintaining the exterior maintenance of the Premises and buildings in the Property (including painting) and the common storm and sanitary sewage line, periodic resurfacing and repairing of the sidewalks, roadways, driveways and parkway areas. If Tenant is responsible for obstructions or stoppage of the common storm or sanitary sewage line, then Tenant shall pay the entire cost thereof on demand, as additional rent. The Common Area Maintenance Costs shall also include subdivision maintenance fees or dues, property owner's association fees or dues and similar charges, direct and indirect costs or labor, personal property taxes, licenses and permits, supplies and equipment, used or related to the operation and maintenance of the Common Areas. Nothing in this Subparagraph 14 shall obligate Landlord to provide any services or facilities not otherwise required to be provided elsewhere in this Lease.

         (b) Within a reasonable period after the end of each calendar month during the term of this Lease, or in such intervals as Landlord elects, Landlord shall deliver to Tenant a written statement showing the total amount due for Common Area Maintenance Costs relating to such preceding calendar month(s). Tenant shall pay Tenant's pro rata share of such Common Area Maintenance Costs within thirty (30) days after receipt of Landlord's written statement therefor.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

         15.01 Covenant of Quiet Enjoyment. Tenant, subject to the terms and provisions of this Lease and all governmental regulations, upon paying all the Rent and observing, keeping, and performing all of the covenants, conditions, and provisions of this Lease on its part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the Term without hindrance or ejection by any persons lawfully claiming, by, through or under Landlord, but not otherwise.

         15.02 Liability of Landlord. Any provision of this Lease to the contrary notwithstanding, Tenant hereby agrees that no personal or corporate liability of any kind or character whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord or any of its partners or any of Landlord's successors and assigns or any future owner of the Premises, or any part thereof, for the performance of any obligations of Landlord under this Lease, and Tenant specifically agrees to look solely to Landlord's interest in the Premises for the recovery of any judgment from Landlord pursuant to this Lease.

         15.03 Allocation of Risks. TENANT ACKNOWLEDGES THAT IT HAS BEEN ADVISED TO HAVE THE PROVISIONS OF THIS LEASE REVIEWED BY AN ATTORNEY OF ITS OWN CHOOSING AND THAT IT HAS DONE SO OR KNOWINGLY ELECTED NOT TO DO SO. EACH OF THE WAIVERS, RELEASES, AND OTHER LIMITATIONS ON LIABILITY OR CLAIMS PROVIDED IN THIS ARTICLE OR ELSEWHERE IN THIS LEASE (INCLUDING WITHOUT LIMITATION, LIABILITY OR CLAIMS BASED ON NEGLIGENCE OR OTHER FAULT) HAS BEEN KNOWINGLY AND INTENTIONALLY MADE AND AGREED TO BY TENANT. THIS SECTION IS INTENDED TO SATISFY ANY REQUIREMENT OF LAW THAT A WAIVER, RELEASE, OR OTHER LIMITATION OF CLAIMS OR LIABILITY BASED ON NEGLIGENCE OR OTHER FAULT BE CONSPICUOUSLY DISCLOSED.

         15.04 Status Report. Recognizing that both parties may find it necessary to establish to third parties, such as accountants, banks, mortgagees, or the like, the then current status of performance hereunder, either party, on the written request of the other made from time to time, will promptly furnish a written statement on the status of any matter pertaining to this Lease.

         15.05 Removal of Liens. Tenant agrees to discharge within ten (10) days of filing (either by payment or by filing or the necessary bond, or otherwise) any mechanic(s), materialmen's or other lien or security interest against the Premises or any part thereof or Landlord's interest therein arising out of or in connection with Tenant's actions, negligence, or omissions to act, or the acts, negligence, or omissions of Tenant's agents, employees, invitees, customers, contractors, subcontractors, subtenants, licensees or concessionaires.

         15.06 Attorney's Fees. In the event Landlord or Tenant brings any court action alleging default by the other party in one or more provisions of this Lease, the party losing such action shall pay the prevailing party its reasonable attorney's fee.

         15.07 Brokers. Each of Landlord and Tenant represents and warrants to the other that it has not entered into any agreement with, or otherwise had any dealings with any broker or agent other then Broker as the result of which any commission, fee, or other compensation of any kind will be payable by the other party in connection with this Lease. Each party will indemnify, defend, and hold the other party harmless against any loss, liability, damage, cost, or expense (including reasonable attorneys' fees and costs of litigation), or claim therefor, resulting from the untruth or inaccuracy of the foregoing warranty and representation made by such party. Any fee of commission owing to Broker will be paid only in accordance with the terms of a separate written agreement directly between Landlord and Broker.

         15.08 Legal Interpretation. This Lease and the rights and obligations of the parties hereto shall be interpreted and enforced in accordance with the laws of the State or Texas. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, whether by reason of the federal or state antitrust laws, or otherwise, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law. All obligations of either party requiring any performance after the expiration of the Term shall survive the expiration of the Term and shall be enforceable in accordance with those provisions pertaining thereto. If the rights of Tenant hereunder are owned by two or more parties, such parties shall be jointly and severally liable for the obligations of Tenant hereunder.

         15.09 Notices. Any notice to be given hereunder shall be in writing and shall be given by depositing such notice in the United States mail, postage prepaid, registered or certified with return receipt requested, or by delivering same in person, addressed to the party at the address specified in the Basic Lease Information.

         15.10 Landlord's Lien. To secure the payment of all Rent, and all other sums due and to become due hereunder, and the performance of all of the Tenant's other obligations hereunder, Tenant hereby grants to Landlord as express contract lien on and security interest in all equipment, inventory, fixtures, consumer goods, goods and any and all other personal property of any kind or character of Tenant which may be placed in or on the premises and also upon all proceeds thereof (including the proceeds of any insurance which may accrue to Tenant by reason of damage to or destruction of any such property). This lien and security interest are given in addition to, and not in lieu of, Landlord's statutory lien and shall be cumulative thereto. To the extent permitted by law, this lien and security interest may be foreclosed with or without court proceedings. by public or private sale, with or without notice, and Landlord shall have the right to become purchaser at any such sale upon being the highest bidder. Upon request of Landlord, Tenant shall execute (and Landlord may file) Uniform Commercial Code financing statements relating to the aforesaid security interest.

         15.11 Surrender of Premises and Holding Over. On the last day of the Term, or upon the earlier termination of this Lease, Tenant shall peaceably and quietly leave, surrender and yield up to Landlord the Premises, broom clean and in as good condition as on the date Tenant first opens for business, excepting only ordinary wear and tear. Prior to the surrender of the Premises to the Landlord, Tenant, at its sole cost and expense, shall remove all liens and other encumbrances affecting the Premises that may have resulted from the acts, negligence, or omissions of Tenant, Tenant's agents, employees, invitees, customers, contractors, subcontractors, subtenants, licensees, or concessionaires. If Tenant fails timely to surrender the Premises or to do any or the foregoing, Landlord may without notice, enter upon, re-enter, possess and repossess itself thereof, by force, summary proceedings, ejectment, forcible detainer, or otherwise, and may dispossess and remove Tenant and all persons and property from the Premises; and Tenant hereby waives any and all damages or claims for damages as a result thereof. Such dispossession and removal of Tenant shall not constitute a waiver by Landlord of any claims by Landlord against Tenant. If Tenant does not surrender possession of the Premises at the end of the Term or upon the earlier termination of this Lease, then at the election of Landlord, Tenant shall be a tenant-at-sufferance of Landlord and Rent due during such holdover shall be one and one-half (1.5) times the Base Rent per month. No holding over by Tenant shall operate to extend this Lease, and in the event of any such holding over. Tenant shall, in addition to all other obligations and liabilities of Tenant hereunder (all of which shall remain in full force and effect during the entire period of any such holding over) indemnify, defend, and hold harmless Landlord from and against any and all claims for damages (including consequential damages) by any other tenant to whom Landlord may have leased all or part of the premises for a term to commence after the termination of this Lease.

         15.12 Inspection and Entry. Landlord and its representative shall have the right to enter the Premises during any business day (and, in the case of emergency, at all times) at all reasonable hours for the purpose of inspecting, making repairs, altering or adding to the Premises or curing any default of Tenant that Landlord elects to cure. Landlord shall not be liable to Tenant for any expense, loss, or damage from any such entry.

         15.13 Sale of Premises. Tenant shall permit Landlord, at any time during this Lease, to place upon the Premises any usual or ordinary "For Sale" or "For Lease" sign and during the last sixty (60) days of this Lease, Landlord or its agents, may, during normal business hours, enter upon the Premises and exhibit same to prospective purchasers and tenants.

         15.14 Landlord's Performance of Tenant's Obligations. If Tenant fails to perform any of its obligations hereunder, then in addition to the other rights, remedies and recourses available to Landlord hereunder, at law or in equity, and without waiving any of such rights remedies or recourse or the existence of any default by Tenant, Landlord shall have the right (but not the obligation) to perform such obligation of Tenant. Tenant shall reimburse Landlord upon demand for all expenses (including, but not limited to, reasonable attorneys' fees and a reasonable amount to reimburse Landlord for its overhead and administration costs) incurred by Landlord in performing such obligations, together with interest thereon from the date of expenditure or incurrence until the date of repayment.

         15.15 Relationship of the Parties. Nothing contained in this Lease shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto. It being understood and agreed that neither the method of computing Rent, nor the manner of constructing the Premises, nor any other provisions herein, nor any acts of the parties shall be deemed to create any relationship between the parties other than that of landlord and tenant.

         15.16 Tenant's Pro Rata Share. The term "Tenant's pro rata share" of a cost or expense shall mean the amount derived by multiplying such cost or expense by a fraction, the numerator of which is the square foot area of Tenant's Premises and the denominator of which is the gross leasable area of the Project.

         15.17 Exhibits; Entire and Binding Agreement. The Exhibits attached hereto constitute a part of this Lease and references herein to this Lease include references to such Exhibits. It is agreed and understood by Tenant that no representations have been made to Tenant by Landlord other than those contained herein or in the Exhibits hereto, and this Lease contains all of the agreements between the parties and may not be modified in any manner other than by agreement in writing, signed by both parties or their successors in interest. The terms, covenants, and conditions contained herein shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns, except, as may be otherwise expressly provided in this Lease.

         15.18 Effective Date. The effective date of this Lease shall be the date recited herein.

         15.19 Number and Gender. Whenever necessary for the proper construction and interpretation of this Lease, a singular shall include the plural and vice versa, and nay gender shall be deemed to read neuter, masculine, feminine, or collective, as the case may be.

         15.20 Captions. The Article and Section headings or titles appearing herein are for convenience only and shall not be given any effect in construing this Lease.

         15.21 No Merger. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any portion thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, all or part or such fee estate and this Lease or the leasehold estate hereby created or any interest in this Lease, and this Lease shall not be terminated for any cause except as expressly provided herein.

                                       EXHIBITS ATTACHED
                                       -----------------

    EXHIBIT A:                         PREMISES

    EXHIBIT B:                         LEGAL DESCRIPTION

    EXHIBIT C"                         PROJECT RULES

    EXHIBIT "D"                        PROTECTIVE COVENANTS

    EXHIBIT "E"                        WORK LETTER AGREEMENT


     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease on the 8th day of Nov., 1999 in multiple counterparts, each such counterpart constituting an original document.

LANDLORD:                                         TENANT:

TEXAS TOWNHOUSE & CONDOMINIUM                     LINK.COM, INC.
OWNERS ASSOCIATION, INC.                          ------------------------------

BY:                                               BY: JACKIE AUTHEMENT JR.
   --------------------------------                  ---------------------------

NAME:                                             NAME: /s/ JACKIE AUTHEMENT JR.
     ------------------------------                    -------------------------

TITLE:                                            TITLE: C.O.O.
      -----------------------------                     ------------------------

                                   EXHIBIT "C"

                                  PROJECT RULES

1. Sidewalks, doorways, vestibules, halls, stairways, elevator lobbies, and other similar common areas of the Project may not be used for storage of materials or disposal of trash, obstructed by any tenant, or used by any tenant for any purpose other than movement about the Project.

2. Plumbing fixtures may be used only for the purposes for which they are designed, and no sweepings, rubbish, rags, or other unsuitable materials may be disposed in them.

3. Movement in or out of the Project of furniture, office equipment, or any other bulky or heavy materials is restricted to hours reasonable designated by Landlord. Landlord will determine the method and routing of the movement of such items to ensure the safety of persons and property, and Tenant will be responsible for all associated costs and expenses. Written notice of intent to move such items must be given to Landlord at least twenty-four (24) hours before the time of the move.

4. All deliveries (other than of small hand-carried parcels) must be made through the freight elevators. Passenger elevators are to be used only for the movement of persons. Delivery vehicles are permitted only in areas designated by Landlord for deliveries to the Project. No carts or dollies are allowed through the main entrances of the Project or on passenger elevators without the prior written consent of Landlord.

5. After-hours removal of hand-carried items must be accompanied by an "Equipment Removal Form" or "Property Pass" provided by Landlord or by a letter signed by an authorized representative of a tenant on the tenant's letterhead. Each tenant must give Landlord a list of persons authorized to sign the Equipment Removal Form or Property Pass.

6. Landlord must approve the proposed weight and location of any safes and heavy furniture and equipment, which must in all cases stand on supporting devices approved by Landlord in order to distribute the weight.

7. Corridor doors that lead to common areas of the Project (other than doors opening into the elevator lobby on floors leased entirely to a tenant) must be kept closed at all times.

8. Each tenant must cooperate with Landlord to keep its premises neat and clean. No tenant may employ any person for the purpose of cleaning other than the Project's cleaning and maintenance personnel.

9. No birds, fish, or other animals may be brought into or kept in, on, or about the Project (except for seeing-eye dogs).

10. Each tenant will comply with all security procedures during business hours, after hours, and on weekends. Landlord will give each tenant prior notice of the security procedures.

11. Tenants must lock all office doors leading to corridors and turn out all lights at the close of their working day.

12. No flammable or explosive fluids or materials may be kept or used within the Project except in areas approved by Landlord, and each tenant must comply with all applicable building and fire codes.

13. No machinery of any kind other than normal office equipment may be operated by any tenant in its premises without the prior written consent of Landlord.

14. Canvassing, peddling, soliciting, and distribution or handbills in the Project (except for activities within a tenant's premises that involve only the tenant's employees) is prohibited. Tenants will notify Landlord if such activities occur.

15. Tenants must refer all contractors, contractors' representatives, and installation technicians tendering any service to them to Landlord for Landlord's supervision, approval, and control before the performance of any contractual services. This provision applies to all work performed in the Project (other than work under contract for installation or maintenance of security equipment or banking equipment), including but not limited to, installations of telephones, telegraph equipment, electrical devises and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, and any other portion of the Project.

16. Each tenant is responsible for removal of trash resulting from large deliveries or move-ins. Such trash must be removed from the Project, and Project facilities may not be used for dumping. Each tenant is responsible for compliance with this rule by its contractors. If trash is not properly removed, Landlord may cause it to be removed at the tenant's sole cost plus a Project standard charge to be determined by Landlord to cover Landlord's administrative costs.

17. Tenants may not install, leave or store equipment, supplies, furniture, or trash outside their premises.

18. Each tenant must provide Landlord with names and telephone numbers of individuals who should be contacted in an emergency.

19. Tenants must comply with the Project's life safety program established by Landlord, including without limitation, fire drills, training programs, and fire warden staffing procedures, and must use reasonable efforts to cause all tenant employees, invitees, and guests to comply with such program.

20. If a tenant requires telegraphic, telephonic, annunciator, or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed, and none may be introduced or placed except as Landlord may approve. Electrical current may not be used for space heaters, cooking, or heating devices or similar appliances without Landlord's prior written permission.

21. No portion of any tenant's premises may be used or occupied as sleeping or lodging quarters, nor may personnel occupancy loads exceed limits reasonable established by Landlord for the Project.

22. All communications to Landlord in connection with these rules may be addressed to Landlord's property manager, and any approvals required of Landlord under these rules may be obtained from or through Landlord's property manager.

     If there is a conflict between any other provision of the Lease and these Project Rules, the other provisions of the Lease control.